Loan No. _____________                                  Dated: October 27, 1998

$800,000.00

                                      NOTE
                               SECURED BY MORTGAGE

     FOR VALUE RECEIVED, GRAND LLC, a New York limited liability company (the Borrower), having its principal office and place of business at of 135 Engineers Road, Hauppauge, New York 11788, promises to pay to the order of SECURITY MUTUAL LIFE INSURANCE COMPANY OF NEW YORK, a New York corporation (Lender) at 80-84 Exchange Street, Binghamton, New York 13901 (P.O. Box 1625, Binghamton, New York 13902), or at such other place or to such other party or parties as Lender or any successor in interest may from time to time designate in writing, the principal sum of EIGHT HUNDRED THOUSAND and 00/100 DOLLARS ($800,000.00), or so much thereof as shall hereafter be advanced by the Lender, together with interest on the outstanding principal balances at the rate of seven and one-half percent (7.50%) per annum (based on a year of twelve 30-day months) computed from the date of disbursement of loan proceeds until fully paid.

     Payments shall be made in an installment of interest only on November 1, 1998 and thereafter, except as hereafter provided, in consecutive monthly installments principal and interest in the amount of $6,444.75 each commencing December 1, 1998 and continuing on the first day of each month thereafter. The entire balance of principal and interest, if not otherwise paid, to be due and payable November 1, 2008, in a single balloon payment.

     Each monthly payment shall be applied first to the payment of accrued interest and the balance in reduction of principal, except as hereinafter provided.

     Prepayment of this Note may not be made during the first five (5) years of the term of the loan. On any installment date on or after the fifth anniversary of the date of the loan and on sixty (60) days' written notice, the makers shall have the privilege of paying the balance of the principal indebtedness and interest on payment of a prepayment charge on the amount of principal so paid equal to five percent (5%) thereof less one percent (1%) for each full year which shall have expired after the fifth anniversary date of the loan. Prepayment charges shall be payable irrespective of whether the prepayment is voluntary, involuntary, or by acceleration by the holder of this Note of the principal amount of the loan. No prepayment charges shall be payable as a result of insurance proceeds or condemnation awards paid to Lender. If the prepayment occurs as a result of the acceleration by the holder hereof of the principal amount of this Note before the permitted prepayment date the prepayment charge shall be five percent (5%) or the maximum amount otherwise allowable by law, whichever is less. Additionally, the Borrower shall have the privilege of paying the principal indebtedness and interest within ninety (90) days prior to the Maturity Date, without penalty.

     In the event of the acceleration of maturity caused by (i) a default under any of the terms of this Note; (ii) a default under any of the terms of the Mortgage securing this Note, or any other document executed in connection with this Note; (iii) the transfer or conveyance of the Property without the prior written consent of Lender; or (iv) the hypothecation or encumbrance of the Property without the prior written consent of Lender, the resulting acceleration of the outstanding principal balance, shall be deemed a voluntary prepayment of this Note, and shall be subject to the prepayment premium, except that the premium shall be five percent (5%).

     This indebtedness (referred to herein as the "Note") is secured by a mortgage (the "Mortgage"), of even date herewith which includes provisions permitting the acceleration of the Note upon the happening of an event of default, which Mortgage describes the property located at 418 & 420 Hudson River Road, Halfmoon, New York (the "Property').

     At Lenders option payments may be applied first to late charges, costs of collection or enforcement, the repayment of any additional advances made by Lender, with interest thereon, and then to interest which is due and payable under this Note and then to principal. If an event of default has occurred and is continuing, such payments may be applied to sums due hereunder or any other security document in any order and combination that Lender, in its sole discretion, may determine.

     Upon Borrowers (i) failure to pay any installment on its due date; (ii) breach of any covenant or condition of this Note; or (iii) failure to perform any of the covenants or conditions set forth in the Mortgage or any other document executed in connection with this loan, at its election Lender may accelerate payment of the outstanding principal balance of this Note with accrued interest thereon (the "Accelerated Indebtedness"), and the Accelerated Indebtedness shall become immediately due and payable in its entirety together with the applicable prepayment premium set forth above. In addition, the Property shall become immediately subject to trustee's sale, foreclosure proceedings and to any other right of collection as provided by the Mortgage or by the laws of the State of New York.

     If, without Lenders prior written consent, Borrower (i) transfers, sells or disposes of all or any portion of the Property or any legal or equitable interest therein in any manner, voluntarily or involuntarily, or (ii) hypothecates or encumbers the Property, Lender shall have the right to accelerate payment of the outstanding principal balance of this Note and the Accelerated Indebtedness shall become immediately due and payable in its entirety together with the applicable prepayment premium.

     In its sole discretion, which may be withheld for any reason or no reason whatsoever, the background and qualifications of the Borrower being material inducements to Lender's decision to


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




make the loan evidenced by this Note, Lender shall have the right but not the obligation with or without release of the transferor to consent to any of the above transfers or encumbrances. Any such transfer or encumbrance shall be subject to the Mortgage (or to any other security document hereafter securing this Note), and any transferee shall be required to assume all obligations thereunder and under this Note and shall agree in writing to be bound by all provisions contained therein and herein. Said transferee shall also agree to be bound by assumption documentation satisfactory to Lender, including, without limitation, an agreement modifying this Note so as to provide for an increase in the rate of interest of this loan. Further, if such a transfer occurs, Borrower agrees to pay Lender, on demand, a transfer fee not greater than one percent (1%) of the outstanding principal balance in consideration of its consent to such transfer.

     During any period that this note shall be in default for more than thirty (30 days), it shall bear interest at the rate of twenty percent (20%), or at the maximum rate of interest allowable by law, whichever is less. Failure to exercise any option to accelerate the payment of this Note shall not constitute a waiver of the right to accelerate payment upon a continuing default hereunder or upon the occurrence of any subsequent event of default.

     Borrower and Lender agree that it is difficult to fix actual damages for failure to make payments when due; therefore, the Borrower agrees to pay a "late charge" of ten percent (10%) of each payment of interest and principal under this Note which is more than ten (10) days in arrears, to cover the administrative costs related to collecting and accounting for such late payments. It is expressly agreed that late charges shall accrue for each month for which Borrower shall fail to make payment when due, notwithstanding acceleration of the indebtedness, until the principal and interest of the loan is paid in full, or deemed paid by operation of law.

     If Borrower fails to perform the covenants and agreements contained in this Note, or if Lender commences or otherwise becomes a party in any legal proceeding arising from or relating to the collection of the Note or to the Property described in, or the lien created by the Mortgage, or otherwise to protect that lien and/or the value of the collateral (including but not limited to proceedings in bankruptcy or reorganization and including but not limited to application for relief from the automatic stay in bankruptcy proceedings) and whether at the trial or appellate level, Borrower shall pay, irrespective of whether Lender ultimately prevails, all Lender's costs, charges and expenses including attorneys' fees, title searches, appraisal fees incurred or paid at any time by the Lender (including, but not limited to, costs and expenses, including attorneys' fees, incurred in respect of forbearance, "workout" or other such accommodations to Borrower) and said costs, charges and expenses shall be immediately due and payable and shall be secured by the Mortgage.

     The rights and remedies of Lender under this Note and under the Mortgage shall be cumulative and concurrent, and may be pursued singly, successively or jointly. No single or partial exercise of any power hereunder or under the Mortgage shall preclude other or further exercise thereof or the exercise of any other power. Lender hereof shall at all times have the right to proceed against any portion of the security in such order and in such manner as Lender may deem fit, without waiving any rights with respect to any other security. No delay or omission on the part of Lender in exercising any right hereunder or under the Mortgage or other agreement shall operate as a waiver of such right or of any other right under this Note.

     All agreements between Borrower and Lender are expressly limited so that in no event, whether by reason of advancement of the proceeds acceleration of maturity of the unpaid principal balance or otherwise, shall interest paid to Lender for the money advanced hereunder exceed the highest lawful rate permissible under applicable usury laws. If under any circumstances, fulfillment of any provision of this Note or of the Mortgage or any other agreement referred to herein should exceed the limit prescribed by law, then the interest obligation shall be reduced to the maximum limit allowed, and if under any circumstances the Lender shall ever receive as interest an amount which would exceed the highest lawful rate, the excess interest shall be applied to the reduction of the unpaid principal balance due hereunder and not to the payment of interest. This provision shall control every provision of all related agreements between Borrower and Lender.

     This Note may from time to time be extended or renewed, with or without notice to the undersigned and any related right may be waived, exchanged, surrendered or otherwise dealt with, all without affecting the liability of the undersigned.

     Borrower, and all endorsers, guarantors, sureties, accommodation parties and other parties liable or to become liable for all or for any part of this indebtedness, expressly waive presentment, protest, notice of protest, demand and dishonor and nonpayment of this Note and all other notices of any kind, and expressly agree that this Note, or any payment thereunder, may be extended from time to time without in any way affecting the liability hereunder.

     Any notice given by Lender to Borrower shall be deemed sufficient if in writing and sent by certified mail, return receipt requested, or by recognized overnight delivery service, and addressed to Borrower's address as set forth above, unless Lender is notified of a different address in writing.

     Upon payment of all sums due Lender under the Note and Mortgage by Borrower, Lender will execute a non-recourse assignment of mortgage to Borrower's new lender.

     If any paragraph, clause or provision of this Note is construed or interpreted by a court of competent jurisdiction to be void, invalid or unenforceable, such decision shall affect only those paragraphs, clauses or provisions so construed or interpreted and shall not affect the remaining paragraphs, clauses and provisions of this Note.


                                        GRAND LLC,
                                        a New York limited liability company

                                        By /s/ MEHDI GABAYZADEH
                                           -------------------------------------
                                                     Mehdi Gabayzadeh

                                        By /s/ NOUROLLAH ELGHANAYAN
                                           -------------------------------------
                                                   Nourollah Elghanayan


STATE OF NEW YORK )
                  ) SS.:
COUNTY OF Suffolk )

     On the 27th day of October, 1998, before me personally came MEHDI GABAYZADEH and NOUROLLAH ELGHANAYAN, to me known to be the individuals who executed the foregoing instrument, and who, being duly sworn by me, did depose and say that they are members of GRAND LLC, a New York limited liability company, and that they have authority to sign the same, and acknowledged that they executed the same as the act and deed of said limited liability company.


                                                 /s/ ROBERT JOSEPH KNOPF
                                        ----------------------------------------
                                        Notary Public

                                                   ROBERT JOSEPH KNOPF
                                              Notary Public, State of N.Y.
                                                       No. 4627472
                                               Qualified in Suffolk County
                                            Commission Expires: June 30,2000

Record and Return to:
Lawrence C. Anderson, Esq.
Hinman, Howard & Kattell, LLP
P.O. Box 5250
Binghamton, NY 13902-5250


                                    MORTGAGE

     THIS MORTGAGE (herein "Mortgage") is made this 27 day of October, 1998, between the Mortgagor, GRAND LLC., whose address is 135 Engineers Road, Hauppauge, New York 11788 (herein "Borrower"), and the Mortgagee, SECURITY MUTUAL LIFE INSURANCE COMPANY OF NEW YORK, a New York corporation with its principal place of business at 80-84 Exchange Street, Binghamton, New York 13901 (P.O. Box 1625, Binghamton, New York 13902) (herein "Lender").

     WHEREAS, Borrower is indebted to Lender in the principal sum of $800,000.00, which indebtedness is evidenced by Borrower's note dated the same date as this Mortgage (herein "Note").

     TO SECURE TO LENDER (a) the repayment of the indebtedness evidenced by the Note with interest thereon, and all renewals, extensions and modifications thereof; (b) the payment of all other sums, with interest thereon, advanced in accordance herewith to protect the security of this Mortgage; and (c) the performance of the covenants and agreements of Borrower herein contained, Borrower does hereby mortgage, grant, convey and assign to Lender the following property described on the annexed Schedule "A".

     TOGETHER with all buildings, improvements, and tenements now or hereafter erected on the property, and all heretofore or hereafter vacated alleys and streets abutting the property, and all easements, rights, appurtenances, rents, royalties, mineral, oil and gas rights and profits, water, water rights, and water stock appurtenant to the property, and all fixtures, machinery, equipment, engines, boilers, incinerators, building materials, appliances and goods of every nature whatsoever now or hereafter located in, or on, or used, or intended to be used in connection with the property, including, but not limited to, those for the purpose of supplying or distributing heating, cooling, electricity, gas, water, air and light; and all elevators, and related machinery and equipment, fire prevention and extinguishing apparatus, security and access control apparatus and plumbing; all of which, including replacements and additions thereto, shall be deemed to be and remain a part of the real property covered by this Mortgage; and all of the foregoing, together with said property are herein referred to as the "Property".

     It is stipulated that the maximum indebtedness secured by this mortgage at execution, or which under any contingency may be secured thereby at any time in the future, shall be the principal amount hereof as stated, together with accrued interest thereon.

       Borrower covenants that Borrower is lawfully seized of the estate hereby conveyed and has the right to mortgage, grant, convey and assign the Property, that the Property is unencumbered, and that Borrower will warrant and defend generally the title to the Property against all claims and demands, subject to any easements and restrictions listed in a schedule of exceptions to coverage in any title insurance policy insuring Lender's interest in the Property.

     Borrower and Lender covenant and agree as follows:

     1. Payment of Principal and Interest. Borrower shall promptly pay when due the principal of and interest on the indebtedness evidenced by the Note, any prepayment and late charges provided in the Note and all other sums secured by this Mortgage.

     2. Funds for Taxes, Insurance and Other Charges. Subject to applicable law and at the demand of Lender, Borrower shall pay to Lender with each monthly installment of principal or interest payable under the Note (or on another day designated in writing by Lender), until the Note is paid in full, a sum (herein "Funds") equal to one-twelfth of (a) the yearly taxes and assessments which may be levied on the Property, and (b) the yearly premium installments for fire and other hazard insurance, rent loss insurance and such other insurance covering the Property as Lender may require pursuant to paragraph 5 hereof, all as reasonably estimated initially and from time to time by Lender on the basis of assessments and bills and reasonable estimates thereof. Any waiver by Lender of a requirement that Borrower pay such Funds may be revoked by Lender, in Lender's sole discretion, at any time upon notice in writing to Borrower. Lender may require Borrower to pay to Lender, in advance, such other Funds for other taxes, charges, premiums, assessments and impositions in connection with Borrower or the Property which Lender shall reasonably deem necessary to protect Lender's interests (herein "Other Impositions"). Unless otherwise provided by applicable law, Lender may require Funds for Other Impositions to be paid by Borrower in a lump sum or in periodic installments, at Lender's option.

     The Funds shall be held by Lender in a non-interest bearing account. Lender shall apply the Funds to pay said rates, rents, taxes, assessments, insurance premiums and Other Impositions so long as Borrower is not, in breach of any covenant or agreement of Borrower in this Mortgage.

     If at any time the amount of the Funds held by Lender shall be less than the amount deemed necessary by Lender to pay taxes, assessments, insurance premiums and Other Impositions, as they fall due, Borrower shall pay to Lender any amount necessary to make up the deficiency within thirty days after notice from Lender to Borrower requesting payment thereof.

     Upon Borrower's breach of any covenant or agreement of Borrower in this Mortgage, Lender may apply, in any amount and in any order as Lender shall determine in Lender's sole discretion, any Funds held by Lender at the time of application (i) to pay rates, rents, taxes, assessments, insurance premiums and Other Impositions which are now or will hereafter become due, or (ii) as a credit against sums secured by this Mortgage. Upon payment in full of all sums secured by this Mortgage, Lender shall promptly refund to Borrower any Funds held by Lender.

     Notwithstanding the foregoing, the requirements of this paragraph shall be waived so long as the property tenant, American Tissue Corporation, is obligated pursuant to its lease to pay taxes, insurance or other impositions, as the case may be, and shall timely pay the same before any late fees or charges shall accrue, and provided, further, that American Tissue Corporation remains in good standing under the lease, and is not in material default under any provision of the lease. This waiver is further conditioned upon the following: that Borrower has not defaulted in the observance of the terms and conditions of the Note, this Mortgage or any other agreement given to Lender in connection with this Mortgage, and, additionally submits to Lender, within forty-five (45) days of the date due without late fees or charges, receipts evidencing payment of taxes, insurance premiums and other impositions, as the case may be.

     3. Application of Payments. Unless applicable law provides otherwise, all payments received by Lender from Borrower under the Note or this Mortgage shall be applied by Lender in the following order of priority: (i) amount payable to Lender by Borrower under paragraph 2 hereof; (ii) interest payable on the Note;
(iii) principal of the Note; (iv) interest payable on advances made pursuant to paragraph 8 hereof; (v) principal of advances made pursuant to paragraph 8 hereof; and (vi) any other sums secured by this Mortgage in such order as Lender, at Lender's option, may determine; provided, however, that Lender may, at Lender's option, apply any sums payable pursuant to paragraph 8 hereof prior to interest on and principal of the Note, but such application shall not otherwise affect the order of priority of application specified in this paragraph 3.

     4. Charges; Liens. Borrower shall pay all water and sewer rates, rents, taxes, assessments, premiums, and Other Impositions attributable to the Property at Lender's option in the manner provided under paragraph 2 hereof or, if not paid in such manner, by Borrower making payment, when due, directly to the payee thereof, or in such other manner as Lender may designate in writing. Borrower shall promptly furnish to Lender all notices of amounts due under this paragraph 4, and in the event Borrower shall make payment directly, Borrower shall promptly furnish to Lender receipts evidencing such payments. Borrower shall promptly discharge any lien which has, or may have, priority over or equality with, the lien of this Mortgage, and Borrower shall pay, when due, the claims of all persons supplying labor or materials to or in connection with the Property. Without Lender's prior written permission, Borrower shall not allow any lien inferior to this Mortgage to be perfected against the Property.

     5. Hazard Insurance. Borrower shall keep the improvements now existing or hereafter erected on the Property insured, by carriers at all times satisfactory to Lender, against loss by fire, hazards included within the term "extended coverage", flood, rent loss and such other hazards, casualties, liabilities and contingencies as Lender shall require and in such amounts and for such periods as Lender shall require. All premiums on insurance policies shall be paid, at Lender's option, in the manner provided under paragraph 2 hereof, or by Borrower making payment, when due, directly to the carrier, or in such other manner as Lender may designate in writing.

     All insurance policies and renewals thereof shall be in a form acceptable to Lender and shall include a standard mortgage clause in favor of and in form acceptable to Lender. Lender shall have the right to hold the policies, and Borrower shall promptly furnish to Lender all renewal notices and all receipts of paid premiums. At least thirty days prior to the expiration date of a policy, Borrower shall deliver to Lender a renewal policy in form satisfactory to Lender.

     In the event of loss, Borrower shall give immediate written notice to the insurance carrier and to Lender. Borrower hereby authorizes and empowers Lender as attorney-in-fact for Borrower to make proof of loss, to adjust and compromise any claim under insurance policies, to appear in and prosecute any action arising from such insurance policies, to collect and receive insurance proceeds, and to deduct therefrom Lender's expenses incurred in the collection of such proceeds; provided however, that nothing contained in this paragraph 5 shall require Lender to incur any expense or take any action hereunder. Insurance proceeds shall be applied by Lender to the payment of the sums secured by this Mortgage, whether or not then due, in the order of application set forth in paragraph 3 hereof.

     If the Property is sold pursuant to paragraph 26 hereof or if Lender acquires title to the Property, Lender shall have all of the right, title and interest of Borrower in and to any insurance policies and unearned premiums thereon and in and to the proceeds resulting from any damage to the Property prior to such sale or acquisition.

     6. Preservation and Maintenance of Property. Borrower (a) shall not commit waste or permit impairment or deterioration of the Property, (b) shall not abandon the Property, (c) shall restore or repair promptly and in a good and workmanlike manner all or any part of the Property to the equivalent of its original condition, or such other condition as Lender may approve in writing, in the event of any damage, injury or loss thereto, whether or not insurance proceeds are available to cover in whole or in part the costs of such restoration or repair, (d) shall keep the Property, including improvements, fixtures, equipment, machinery and appliances thereon in good repair and shall replace fixtures, equipment, machinery and appliances on the Property when necessary to keep such items in good repair, (e) shall comply with all laws, ordinances, regulations and requirements of any governmental body applicable to the Property, (f) shall generally operate and maintain the Property in a manner to ensure maximum rentals, and (g) shall give notice in writing to Lender of and, unless otherwise directed in writing by Lender, appear in and defend any action or proceeding purporting to affect the Property, the security of this Mortgage or the rights or powers of Lender. Neither Borrower nor any tenant or other person shall remove, demolish or alter any improvement now existing or hereafter erected on the Property or any fixture, equipment, machinery or appliance in or on the Property except when incident to the replacement of fixtures, equipment, machinery and appliances with items of like kind.

     7. Use of Property and Right of Lender to Inspect. Unless required by law or unless Lender has otherwise agreed in writing, Borrower shall not allow changes in the use for which all or any part of the Property was intended at the time this Mortgage was executed. Borrower shall not initiate or acquiesce in a change in the zoning classification of the Property without Lender's prior written consent.

     Lender may make or cause to be made reasonable entries upon and inspections of the Property, upon reasonable notice to Borrower, for purposes including, without limitation, obtaining future engineering and/or environmental studies, appraising the Property and securing bids to perform repairs to the Property. In furtherance of this right and of the rights granted pursuant to paragraph 9, Lender shall have and is hereby granted an irrevocable license coupled with an interest for such purposes. Lender and its representatives shall use their best efforts to not interfere with the operation of the Property and Borrower's business thereon during any such inspection.

     8. Protection of Lender's Security. If Borrower fails to perform the covenants and agreements contained in this Mortgage, or if any action or proceeding is commenced which affects the Property or title thereto or the interest of Lender therein, including, but not limited to, eminent domain, insolvency, code enforcement, or arrangements or proceedings involving a bankrupt or decedent, in the event of forbearance, "workout" or other such accommodations to Borrower, then Lender at Lender's option may make such appearances, whether at the trial or appellate level, disburse such sums and take such action as Lender deems necessary, in its sole discretion, to protect Lender's interest, including, but not limited to, (i) disbursement of attorney's fees, (ii) entry upon the Property to make repairs, and (iii) procurement of satisfactory insurance as provided in paragraph 5 hereof.

     Any amounts disbursed by Lender pursuant to this paragraph 8, with interest thereon, shall become additional indebtedness of Borrower secured by this Mortgage. Unless Borrower and Lender agree to other terms of payment, such amounts shall be immediately due and payable and shall bear interest from the date of disbursement at the rate stated in the Note unless collection from Borrower of interest at such rate would be contrary to applicable law, in which event such amounts shall bear interest at the highest rate which may be collected from Borrower under applicable law. Borrower hereby covenants and agrees that Lender shall be subrogated to the lien of any mortgage or other lien discharged, in whole or in part, by the indebtedness secured hereby. Nothing contained in this paragraph 8 shall require Lender to incur any expense or take any action hereunder.

     9. Hazardous Substances. Borrower represents and warrants that, to the best of Borrower's knowledge, after due inquiry and investigation, the Property is not now and has never been used to generate, manufacture, refine, transport, treat, store, handle, dispose, transfer, produce, process or in any manner deal with, Hazardous Substances, and that no Hazardous Substances have ever been installed, placed, spilled, disposed of or in any manner dealt with on the Property, and that no owner of the Property or any tenant, subtenant, occupant, prior tenant, prior subtenant, prior occupant or person (collectively, "Occupant") has failed to comply with all applicable federal, state and local governmental laws, regulations, ordinances, administrative and judicial orders relating to the generating, recycling, re-use, sale, storage, handling, transport, release and disposal of any Hazardous Substances, or has received any notice or advice from any governmental agency or any Occupant with regard to Hazardous Substances on, from or affecting the Property. Borrower covenants that the Property shall be kept free of Hazardous Substances (other than reasonable quantities of substances customarily located in or about the Property in connection with the maintenance and operation of the Property, such as cleaning materials), and shall not be used to generate, manufacture, refine, transport, treat, store, handle, dispose, transfer, produce, process or in any manner deal with, Hazardous Substances, and Borrower shall not cause or permit, as a result of any intentional or unintentional act or omission on the part of Borrower or any Occupant, the installation or placement of Hazardous Substances in or on the Property or a release of Hazardous Substances onto the Property or onto any other property or suffer the presence of Hazardous Substances on the Property. Borrower shall comply with, and ensure compliance by all Occupants with, all applicable federal, state and local laws, ordinances, rules or regulations, with respect to Hazardous Substances, and shall keep the Property free and clear of any liens imposed pursuant to such laws, ordinances, rules or regulations. In the event that Borrower receives any notice or advice from any governmental agency, or any Occupant with regard to Hazardous Substances on, from or affecting the Property, Borrower shall immediately notify Lender. Borrower shall conduct and complete all investigations, studies, sampling, and testing, and all remedial, removal, and other actions necessary to clean up and remove all Hazardous Substances, on, from or affecting the Property in accordance with all applicable federal, state, and local laws, ordinances, rules, regulations, and policies. The term "Hazardous Substances" as used in this Mortgage shall include, without limitation, gasoline, petroleum products, explosives, radon gas, radioactive materials, hazardous or toxic materials, hazardous or toxic wastes, hazardous or toxic substances, polychlorinated biphenyls or related or similar materials, asbestos or any material containing asbestos, or any other substance or material as may be defined or designated as hazardous or toxic by any Federal, state or local environmental law, ordinance, rule, or regulation presently in effect or that may be promulgated in the future, and as such statutes, regulations and ordinances may be amended from time to time, including, without limitation, the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended (42 U.S.C. Sections 9601, et seq.), the Hazardous Substances Transportation Act, as amended (49 U.S.C. Sections 1801, et seq.), the Resource Conservation and Recovery Act, as amended (42 U.S.C. Sections 6901 et seq.). the Federal Water Pollution Control Act (33 U.S.C. Sections 1251 et seq.), the Clean Air Act (42 U.S.C. Sections 7401 et seq.) and in the regulations adopted and publications promulgated pursuant thereto. The obligations and liabilities of Borrower under this paragraph shall survive the foreclosure of this Mortgage or the delivery of a deed in lieu of foreclosure, and shall continue to be binding upon Borrower notwithstanding any contrary language contained in this Mortgage or any other document, specifically including without limitation any document which otherwise relieves Borrower from personal liability under the note secured by this Mortgage, this Mortgage or any other document.

     10. Books and Records/Financial Statements/Financial Covenants. Borrower shall keep and maintain at all times at Borrower's address stated above, or such other place as Lender may approve in writing, complete and accurate books of account and records adequate to reflect correctly the results of the operation of the Property, copies of all written contracts, leases and other instruments which affect the Property and copies of current financial statements of Borrower's business, statements in respect of which Borrower provided to Lender in connection with application for this mortgage loan. Such books, records, contracts, leases and other instruments shall be subject to examination and inspection at any reasonable time by Lender. Borrower and any permitted subsequent owner of the Property, as the case may be, shall furnish to Lender, within ninety days after the end of each fiscal year of Borrower: (a) an income and expense statement covering the operation of the Property for such period, prepared and certified by Borrower's accountant; (b) a rent schedule for the Property, certified by Borrower, showing the name of each tenant, and for each tenant, the space occupied, the lease expiration date, the rent payable and the rent paid; (c) a balance sheet or, for an individual borrower, a personal financial statement (which shall include a statement of contingent liabilities and maturity date(s) thereof) and federal tax return for Borrower and any subsequent permitted property owner, and (d) personal financial statement (which shall include a statement of contingent liabilities and maturity dates thereof) and federal tax return for each partner of Borrower and each guarantor of the loan.

     11. Condemnation. Borrower shall promptly notify Lender of any action or proceeding relating to any condemnation or other taking, whether direct or indirect, of the Property, or part thereof, and Borrower shall appear in and prosecute any such action or proceeding unless otherwise directed by Lender in writing. Borrower authorizes Lender, at Lender's option, as attorney-in-fact for Borrower, to commence, appear in and prosecute, in Lender's or Borrower's name, any action or proceeding relating to any condemnation or other taking of the Property, whether direct or indirect, and to settle or compromise any claim in connection with such condemnation or other taking. The proceeds of any award, payment or claim for damages, direct or consequential, in connection with any condemnation or other taking, whether direct or indirect, of the Property, or part thereof, or for conveyances in lieu of condemnation, are hereby assigned to and shall be paid to Lender.

     Borrower authorizes Lender to apply such awards, payments, proceeds or damages, after the deduction of Lender's expenses incurred in the collection of such amounts, at Lender's option, to payment of the sums secured by this Mortgage, whether or not then due, in the order of application set forth in paragraph 3 hereof, or to restoration or repair of the Property, with the balance, if any, to Borrower. Unless Borrower and Lender otherwise agree in writing, any application of proceeds to principal shall not extend or postpone the due date of the monthly installments referred to in paragraphs 1 and 2 hereof or change the amount of such installments. Borrower agrees to execute such further evidence of assignment of any awards, proceeds, damages or claims arising in connection with such condemnation or taking as Lender may require.

     12. Borrower and Lien Not Released. From time to time, Lender may, at Lender's option, without giving notice or obtaining the consent of Borrower, Borrowers successors or assigns or of any junior lienholder or guarantors, without liability on Lender's part and notwithstanding Borrower's breach of any covenant or agreement of Borrower in this Mortgage, extend the time for payment of said indebtedness or any part thereof, reduce the payments thereon, release anyone liable on any of said indebtedness, accept a renewal note or notes therefor, modify the terms and time of payment of said indebtedness, release from the lien of this Mortgage any part of the Property, take or release other or additional security, reconvey any part of the Property, consent to any map or plan of the Property, consent to the granting of any easement, join in any extension or subordination agreement, and agree in writing with Borrower to modify the rate of interest or period of amortization of the Note or change the amount of the monthly installments payable thereunder. Any actions taken by Lender pursuant to the terms of this paragraph 12 shall not affect the obligation of Borrower or Borrower's successors or assigns to pay the sums secured by this Mortgage and to observe the covenants of Borrower contained herein, shall not affect the guaranty of any person, corporation, partnership or other entity for payment of the indebtedness secured hereby, and shall not affect the lien or priority of lien hereof on the Property. Borrower shall pay Lender a reasonable service charge, together with such title insurance premiums and attorney's fees as may be incurred at Lender's option, for any such action if taken at Borrower's request.

     13. Forbearance By Lender Not A Waiver. Any forbearance by Lender in exercising any right or remedy hereunder, or otherwise afforded by applicable law, shall not be a waiver of or preclude the exercise of any right or remedy. The acceptance by Lender of payment of any sum secured by this Mortgage after the due date of such payment shall not be a waiver of Lender's right to either require prompt payment when due of all other sums so secured or to declare a default for failure to make prompt payment. The procurement of insurance or the payment of taxes or other liens or charges by Lender shall not be a waiver of Lender's right to accelerate the maturity of the indebtedness secured by this Mortgage, nor shall Lender receipt of any awards, proceeds or damages under paragraphs 5 and 11 hereof operate to cure or waive Borrower's default in payment of sums secured by this Mortgage.

     14. Estoppel Certificate. Borrower shall within ten days of a written request from Lender furnish Lender with a written statement, duly acknowledged, setting forth the sums secured by this Mortgage and any right of set-off, counterclaim or other defense which exists against such sums and the obligations of this Mortgage.

     15. Uniform Commercial Code Security Agreement. This Mortgage is intended to be a security agreement pursuant to the Uniform Commercial Code for any of the items specified above as part of the Property which, under applicable law, may be subject to a security interest pursuant to the Uniform Commercial Code, and Borrower hereby grants Lender a security interest in said items. Borrower agrees that Lender may file this Mortgage, or a reproduction thereof, in the real estate records or other appropriate index, as a financing statement for any of the items specified above as part of the Property. Any reproduction of this Mortgage or of any other security agreement or financing statement shall be sufficient as a financing statement. In addition, Borrower agrees to execute and deliver to Lender upon Lender's request, and Borrower authorizes Lender to execute and file, any financing statements, as well as extensions, renewals and amendments thereof, and reproductions of this Mortgage in such form as Lender may require to perfect a security interest with respect to said items. Borrower shall pay all costs of filing such financing statements and any extensions, renewals, amendments and releases thereof, and shall pay all reasonable costs and expenses of any record searches for financing statements Lender may reasonably require. Without the prior written consent of Lender, Borrower shall not create or suffer to be created pursuant to the Uniform Commercial Code any other security interest in said items, including replacements and additions thereto. Upon Borrower's breach of any covenant or agreement of Borrower contained in this Mortgage, including the covenants to pay when due all sums secured by this Mortgage, Lender shall have the remedies of a secured party under the Uniform Commercial Code and, at Lender's option, may also invoke the remedies provided in paragraph 26 of this Mortgage as to such items. In exercising any of said remedies, Lender may proceed against the items of real property and any items of personal property specified above as part of the Property separately or together and in any order whatsoever, without in any way affecting the availability of Lender's remedies under the Uniform Commercial Code or of the remedies provided in paragraph 26 of this Mortgage.

     16. Leases of the Property. Borrower shall comply with and observe Borrower's obligations as landlord under all leases of the Property or any part thereof. Borrower, at Lender's request, shall furnish Lender with executed copies of all leases now existing or hereafter made of all or any part of the Property, and all leases now or hereafter entered into will be in form and substance subject to the approval of Lender. All leases of the Property shall specifically provide that such leases are subordinate to this Mortgage; that the tenant attorns to Lender, such attornment to be effective upon Lender's acquisition of title to the Property; that the tenant agrees to execute such further evidences of attornment as Lender may from time to time request, that the attornment of the tenant shall not be terminated by foreclosure; and that Lender may, at Lender's option, accept or reject such attornments. Borrower shall not, without Lender's written consent, execute, modify, surrender or terminate, either orally or in writing, any lease now existing or hereafter made of all or any part of the Property, permit an assignment or sublease of such a lease without Lender's written consent, or request or consent to the subordination of any lease of all or any part of the Property to any lien subordinate to this Mortgage. If Borrower becomes aware that any tenant proposes to do, or is doing, any act or thing which may give rise to any right of set-off against rent, Borrower shall (i) take such steps as shall be reasonably calculated to prevent the accrual of any right to a set-off against rent, (ii) notify Lender thereof and of the amount of said set-offs, and (iii) within ten days after such accrual, reimburse the tenant who shall have acquired such right to set-off or take such other steps as shall effectively discharge such set-off and as shall assure that rents thereafter due shall continue to be payable without set-off or deduction.

     Upon Lender's request, Borrower shall assign to Lender, by written instrument satisfactory to Lender, all leases now existing or hereafter made of all or any part of the Property and all security deposits made by tenants in connection with such leases of the Property.

     17. Remedies Cumulative. Each remedy provided in this Mortgage is distinct and cumulative to all other rights or remedies under this Mortgage or afforded by law or equity, and may be exercised concurrently, independently, or successively, in any order whatsoever.

     18. Acceleration in Case of Borrowers Insolvency. If Borrower (including if Borrower should be a general or limited partnership any general partner thereof) shall voluntarily file a petition under the Federal Bankruptcy Code, as such Code may from time to time be amended, or under any similar or successor Federal statute relating to bankruptcy, insolvency, arrangements or reorganizations, or under any state bankruptcy or insolvency act, or file an answer in an involuntary proceeding admitting insolvency or inability to pay debts, or if Borrower shall fail to obtain a dismissal, vacation or stay of involuntary proceedings brought for the reorganization, dissolution or liquidation of Borrower, or if a trustee or receiver shall be appointed for Borrower or Borrower's property, or if the Property shall become subject to the jurisdiction of a Federal bankruptcy court or similar state court, or if Borrower shall make an assignment for the benefit of Borrower's creditors, or if there is an attachment, execution or other judicial seizure of any portion of Borrower's assets and such seizure is not discharged within ten days, then Lender may, at Lender's option, declare all of the sums secured by this Mortgage to be immediately due and payable without prior notice to Borrower, and Lender may invoke any remedies permitted by paragraph 26 of this Mortgage. Any attorney's fees and other expenses incurred by Lender in connection with Borrower's bankruptcy or any of the other aforesaid events shall be additional indebtedness of Borrower secured by this Mortgage pursuant to paragraph 8 hereof.

     19. Transfers of the Property or Beneficial Interests in Borrower; Assumption. On sale or transfer of (i) all or any part of the Property, or any legal or equitable interest therein, whether voluntary or involuntary, or (ii) beneficial interests in Borrower (if Borrower is not a natural person or persons but is a corporation, partnership, trust or other legal entity), Lender may, at Lender's option, declare all of the sums secured by this Mortgage to be immediately due and payable, and Lender may invoke any remedies permitted by paragraph 26 of this Mortgage. Notwithstanding the foregoing, (i) Borrower may transfer the Property to affiliated or related entities of Borrower, (ii) interests in Borrower may be transferred to an entity controlled by a majority of the members of the Borrower or (iii) the Property or interests in Borrower may be transferred to spouses, children, grandchildren and trusts for the benefit of each of the foregoing for the purposes of estate planning, without triggering the due on sale clause herein and without the prior consent of the Lender. Borrower shall, however, provide Lender with written notice of any such transfers.

     20. Notice. Except for any notice required under applicable law to be given in another manner, (a) any notice to Borrower provided for in this Mortgage or in the Note shall be given by mailing such notice by certified mail or by recognized overnight delivery service addressed to Borrower at Borrower's address stated above or at such other address as Borrower may designate by notice to Lender as provided herein, with a copy to Nicholas J. Kaiser, Esq., Mandel & Resnik, P.C., 220 East 42nd Street, New York, New York 10017; and (b) any notice to Lender shall be given by certified mail, return receipt requested, or by recognized overnight delivery service, to Lender's address stated herein or to such other address as Lender may designate by notice to Borrower as provided herein. Any notice provided for in this Mortgage or in the Note shall be deemed to have been given to Borrower or Lender when given in the manner designated herein.

     21. Successors and Assigns Bound; Joint and Several Liability; Agents; Captions. The covenants and agreements herein contained shall bind, and the rights hereunder shall inure to, the respective successors and assigns of Lender and Borrower, subject to the provisions of paragraph 19 hereof. All covenants and agreements of Borrower shall be joint and several. In exercising any rights hereunder or taking any actions provided for herein, Lender may act through its employees, agents or independent contractors as authorized by Lender. The captions and headings of the paragraphs of this Mortgage are for convenience only and are not to be used to interpret or define the provisions hereof.

     22. Governing Law; Severability. This Mortgage shall be governed by the law of the State of New York. In the event that any provision of this Mortgage or the Note conflicts with applicable law, such conflict shall not affect other provisions of this Mortgage or the Note which can be given effect without the conflicting provisions, and to this end the provisions of this Mortgage and the Note are declared to be severable. In the event that any applicable law limiting the amount of interest or other charges permitted to be collected from Borrower is interpreted so that any charge provided for in this Mortgage or in the Note, whether considered separately or together with other charges levied in connection with this Mortgage and the Note, violates such law, and Borrower is entitled to the benefit of such law, such charge is hereby reduced to the extent necessary to eliminate such violation. The amounts, if any, previously paid to Lender in excess of the amounts payable to Lender pursuant to such charges as reduced shall be applied by Lender to reduce the principal of the indebtedness evidenced by the Note. For the purpose of determining whether any applicable law limiting the amount of interest or other charges permitted to be collected from Borrower has been violated, all indebtedness which is secured by this Mortgage or evidenced by the Note and which constitutes interest, as well as all other charges levied in connection with such indebtedness which constitute interest, shall be deemed to be allocated and spread over the stated term of the Note. Unless otherwise required by applicable law, such allocation and spreading shall be effected in such a manner that the rate of interest computed thereby is uniform throughout the stated term of the Note.

     23. Waiver of Statute of Limitations. Borrower hereby waives the right to assert any statute of limitations as a bar to the enforcement of the lien of this Mortgage or to any action brought to enforce the Note or any other obligation secured by this Mortgage.

     24. Waiver of Marshalling. Notwithstanding the existence of any other security interests in the Property held by Lender or by any other party, Lender shall have the right to determine the order in which any or all of the Property shall be subjected to the remedies provided herein. Lender shall have the right to determine the order in which any or all portions of the indebtedness secured hereby are satisfied from the proceeds realized upon the exercise of the remedies provided herein. Borrower, any party who consents to this Mortgage and any party who now or hereafter acquires a security interest in the Property and who has actual or constructive notice hereof hereby waives any and all right to require the marshalling of assets in connection with the exercise of the remedies permitted by applicable law or provided herein.

     25. Assignment of Rents; Appointment of Receiver; Lender in Possession. As part of the consideration for the indebtedness evidenced by the Note, Borrower hereby absolutely and unconditionally assigns and transfers to Lender all the rents and revenues of the Property, including those now due, past due, or to become due by virtue of any lease or other agreement for the occupancy or use of all or any part of the Property, regardless of to whom the rents and revenues of the Property are payable. Lender or any receiver appointed pursuant to this paragraph shall be entitled to occupational rent from an owner/occupant and may on non-payment of rent evict the owner. Borrower hereby authorizes Lender or Lender's agents to collect the aforesaid rents and revenues and hereby directs each tenant of the Property to pay such rents to Lender or Lender's agents; provided, however, that prior to written notice given by Lender to Borrower of the breach by Borrower of any covenant or agreement of Borrower in this Mortgage, Borrower shall collect and receive all rents and revenues of the Property as trustee for the benefit of Lender and Borrower, to apply the rents and revenues so collected to the sums secured by this Mortgage in the order provided in paragraph 3 hereof with the balance, so long as no such breach has occurred, to the account of Borrower, it being intended by Borrower and Lender that this assignment of rents constitutes an absolute assignment and not an assignment for additional security only. Upon delivery of written notice by Lender to Borrower of the breach by Borrower of any covenant or agreement of Borrower in this Mortgage, and without the necessity of Lender entering upon and taking and maintaining full control of the Property in person, by agent or by a court-appointed receiver, Lender shall immediately be entitled to possession of all rents and revenues of the Property as specified in this paragraph 25 as the same become due and payable, including but not limited to rents then due and unpaid, and all such rents shall immediately upon delivery of such notice be held by Borrower as trustee for the benefit of Lender only; provided, however, that the written notice by Lender to Borrower of the breach by Borrower shall contain a statement that Lender exercises its rights to such rents. Borrower agrees that commencing upon delivery of such written notice of Borrower's breach by Lender to Borrower, each tenant of the Property shall make such rents payable to and pay such rents to Lender or Lender's agents on Lender's written demand to each tenant therefor, delivered to each tenant personally, by mail or by delivering such demand to each rental unit, without any liability on the part of said tenant to inquire further as to the existence of a default by Borrower.

     Borrower hereby covenants that Borrower has not executed any prior assignment of said rents, that Borrower has not performed, and will not perform any acts, or has not executed and will not execute, any instrument which would prevent Lender from exercising its rights under this paragraph 25, and that at the time of execution of this Mortgage there has been no anticipation or prepayment of any of the rents of the Property for more than one month prior to the due dates of such rents. Borrower covenants that Borrower will not hereafter collect or accept payment of any rents of the Property more than one month prior to the due dates of such rents. Borrower further covenants that Borrower will execute and deliver to Lender such further assignments of rents and revenues of the Property as Lender may from time to time request.

     Upon Borrower's breach of any covenant or agreement of Borrower in this Mortgage, Lender may in person, by agent or by a court-appointed receiver, regardless of the adequacy of Lender's security, enter upon and take and maintain full control of the Property in order to perform all acts necessary and appropriate for the operation and maintenance thereof including, but not limited to, the execution, cancellation or modification of leases, the collection of all rents and revenues of the Property, the making of repairs to the Property and the execution or termination of contracts providing for the management or maintenance of the Property, all on such terms as are deemed best to protect the security of this Mortgage. In the event Lender elects to seek the appointment of a receiver for the Property upon Borrower's breach of any covenant or agreement of Borrower in this Mortgage, Borrower hereby expressly consents to the appointment of such receiver. Lender or the receiver shall be entitled to receive a reasonable fee for so managing the Property.

     All rents and revenues collected subsequent to delivery of written notice by Lender to Borrower of the breach by Borrower of any covenant or agreement of Borrower in this Mortgage shall be applied first to the costs, if any, of taking control of and managing the Property and collecting the rents, including, but not limited to, attorney's fees, receiver's fees, premiums on receiver's bonds; costs of repairs to the Property, premiums on insurance policies, taxes, assessments and other charges on the Property, and the costs of discharging any obligation or liability of Borrower as lessor or landlord of the Property and then to the sums secured by this Mortgage. Lender or the receiver shall have access to the books and records used in the operation and maintenance of the Property and shall be liable to account only for those rents actually received. Lender shall not be liable to Borrower, anyone claiming under or through Borrower or anyone having an interest in the Property by reason of anything done or left undone by Lender under this paragraph 25.

     If the rents of the Property are not sufficient to meet the costs, if any, of taking control of and managing the Property and collecting the rents, any funds expended by Lender for such purposes shall become indebtedness of Borrower to Lender secured by this Mortgage pursuant to paragraph 8 hereof. Unless Lender and Borrower agree in writing to other terms of payment, such amounts shall be payable upon notice from Lender to Borrower requesting payment thereof and shall bear interest from the date of disbursement at the rate stated in the Note unless payment of interest at such rate would be contrary to applicable law, in which event such amounts shall bear interest at the highest rate which may be collected from Borrower under applicable law.

     Any entering upon and taking and maintaining of control of the Property by Lender or the receiver and any application of rents as provided herein shall not cure or waive any default hereunder or invalidate any other right or remedy of Lender under applicable law or provided herein. This assignment of rents of the Property shall terminate at such time as this Mortgage ceases to secure indebtedness held by Lender.

     26. Acceleration; Remedies. Upon Borrower's breach of any covenant or agreement of Borrower contained in this Mortgage, including, but not limited to, the covenants to pay when due any sums secured by this Mortgage, the Note or any other document executed in connection herewith, or after default in failing to cure within ten days after notice and demand anything which may in any way impair the lien of this mortgage or the value of the mortgaged premises, or weaken or diminish the security intended to be given by and under this mortgage, Lender at Lender's option, may declare all of the sums secured by this Mortgage to be immediately due and payable without further demand, may foreclose this Mortgage by judicial proceeding, shall be entitled to the appointment of a receiver, without notice, and may invoke any other remedies permitted by applicable law or provided herein. Lender may, at Lender's option, also foreclose this Mortgage for any portion of the sums secured hereby which is then due and payable, subject to the continuing lien of this Mortgage of the balance of the Mortgage debt then due. Lender shall be entitled to collect in pursuing such remedies all costs and expenses allowed by applicable law including reasonable attorneys' fees. The rights of Lender herein specified shall be in addition to Lender's rights under Section 254 of the Real Property Law.

     27. Release. Upon payment of all sums secured by this Mortgage, Lender shall discharge this Mortgage. Borrower shall pay Lender's reasonable costs incurred in discharging this Mortgage. Upon payment of all sums due Lender under the Note and Mortgage by Borrower, Lender will execute a non-recourse assignment of mortgage to Borrower's new lender.

     28. Lien Law. Borrower will receive advances hereunder subject to the trust fund provisions of Section 13 of the Lien Law.

     29. Late Payment. If any payment required to be made by Borrower in this Mortgage or the Note is not made before the tenth day of the month in which it becomes due, Borrower shall pay to Lender with such payment an additional charge equal to 10% of the payment due.

     30. Subsequent Liens. In the event a mortgage or other lien, secondary and subordinate to the lien of this Mortgage, is placed upon the Property without the written consent of Lender, Lender may at Lender's option declare all of the sums secured by this Mortgage to be due and payable and Lender may invoke any remedy permitted by paragraph 26 of this Mortgage.

     31. Future Construction. If Borrower desires to obtain financing for the construction of one or more buildings which are not contiguous to the currently existing improvements at 418 -420 Hudson River Road, Lender shall have the right to present a construction and long-term financing proposal for such new improvements to Borrower before Borrower obtains same from another lender. If Borrower does not accept Lender's financing proposal and obtains such financing from another lender, Lender shall release the lien of its mortgage on the parcel of real property where the new improvements are to be constructed provided that such release will not have a material adverse effect on Lender's security for repayment and as long as the loan-to-value ratio on the remaining parcel does not exceed 75%.

     IN WITNESS WHEREOF, Borrower has executed this Mortgage or has caused the same to be executed by its representatives thereunto duly authorized.


                                        GRAND LLC,
                                        a New York limited liability company

                                        By /s/ MEHDI GABAYZADEH
                                           -------------------------------------
                                                     Mehdi Gabayzadeh

                                        By /s/ NOUROLLAH ELGHANAYAN
                                           -------------------------------------
                                                   Nourollah Elghanayan


STATE OF NEW YORK )
                  ) SS.:
COUNTY OF Suffolk )

     On the 27th day of October, 1998, before me personally came MEHDI GABAYZADEH and NOUROLLAH ELGHANAYAN, to me known to be the individuals who executed the foregoing instrument, and who, being duly sworn by me, did depose and say that they are members of GRAND LLC, a New York limited liability company, and that they have authority to sign the same, and acknowledged that they executed the same as the act and deed of said limited liability company.


                                                 /s/ ROBERT JOSEPH KNOPF
                                        ----------------------------------------
                                        Notary Public

                                                   ROBERT JOSEPH KNOPF
                                              Notary Public, State of N.Y.
                                                       No. 4627472
                                               Qualified in Suffolk County
                                            Commission Expires: June 30,2000